UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: January 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	January 31, 2015

WESTERN ASSET

MUNICIPAL HIGH

INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize current income exempt from regular federal income tax*.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Municipal High Income Fund for the six-month reporting period ended January 31, 2015. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

February 27, 2015

II	Western Asset Municipal High Income Fund

Investment commentary

Economic review

The U.S. economy expanded at a solid pace during the six months ended January 31, 2015 (the “reporting period”). The U.S. Department of Commerce reported that in the second quarter of 2014, U.S. gross domestic product (“GDP”)i growth was 4.6%. GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. The economy then gained further momentum as third quarter GDP growth was 5.0%, its strongest reading since the third quarter of 2003. This was driven by contributions from PCE, exports, nonresidential fixed investment and government spending. After the reporting period ended, the U.S. Department of Commerce’s second estimate showed that fourth quarter 2014 GDP growth was 2.2%. The deceleration in growth primarily reflected an upturn in imports, a downturn in federal government spending and moderating nonresidential fixed investments.

The U.S. manufacturing sector was another tailwind for the economy. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI reached a high of 59.0 in August, its best reading since March 2011. Manufacturing activity then moderated over the balance of the reporting period and the PMI was 53.5 in January 2015.

The improving U.S. job market was one of the factors supporting the overall economy during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.1%. Unemployment generally declined during the reporting period and fell to 5.6% in December 2014, the lowest level since June 2008. Unemployment then ticked up to 5.7% in January 2015.

Western Asset Municipal High Income Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, prior to the beginning of the reporting period, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. During its meeting that concluded on December 17, 2014, the Fed said that “Based on its current assessment, the Committee judges that it can be patient …to maintain the 0 to 1/4 percent target range for the federal funds rate for a considerable time….” Finally, at its meeting that ended on January 28, 2015, the Fed said “Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy.”

Q. Did Treasury yields trend higher or lower during the six months ended January 31, 2015?

A. Both short- and long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.53%. It fell as low as 0.34% on October 15, 2014, before ending the period at 0.47%. The yield on the ten-year Treasury began the period at 2.58%. It peaked at 2.63% on September 18, 2014 and reached its low of 1.68% on the last day of the reporting period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generated mixed results during the reporting period. Performance fluctuated with investor sentiment given uncertainties regarding future Fed monetary policy, concerns over global growth and geopolitical issues. The overall bond market, as measured by the Barclays U.S. Aggregate Indexv, gained 4.36% during the six months ended January 31, 2015.

IV	Western Asset Municipal High Income Fund

Q. How did the municipal bond market perform versus the taxable bond market over the reporting period?

A. The municipal bond market outperformed its taxable bond counterpart during the six months ended January 31, 2015, as the Barclays Municipal Bond Indexvi and the Barclays U.S. Aggregate Index gained 4.52% and 4.36%, respectively. The overall municipal market was supported by overall strong investor demand, positive fundamentals and declining rates.

Performance review

For the six months ended January 31, 2015, Class A shares of Western Asset Municipal High Income Fund, excluding sales charges, returned 4.83%. The Fund’s unmanaged benchmark, the Barclays Municipal Bond Index, returned 4.52% for the same period. The Lipper High Yield Municipal Debt Funds Category Average1 returned 6.36% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

The Fund does not invest directly in securities but instead invests all of its investable assets in an underlying mutual fund, Municipal High Income Portfolio, which has substantially the same goals and strategies as the Fund. Unless otherwise indicated, references to the Fund include the underlying mutual fund, Municipal High Income Portfolio.

Performance Snapshot as of January 31, 2015 (unaudited)
(excluding sales charges)	6 months
Western Asset Municipal High Income Fund:
Class A	4.83%
Class C	4.55%
Class I	4.93%
Barclays Municipal Bond Index	4.52%
Lipper High Yield Municipal Debt Funds Category Average[1]	6.36%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended January 31, 2015 for Class A, Class C and

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 145 funds in the Fund’s Lipper category, and excluding sales charges.

Western Asset Municipal High Income Fund	V

Investment commentary (cont’d)

Class I shares were 3.68%, 3.28% and 4.01%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 3.95%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 28, 2014, the gross total annual operating expense ratios for Class A, Class C and Class I shares were 0.81%, 1.38% and 0.72%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.65% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

February 27, 2015

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. A significant portion of portfolio holdings may be invested in lower quality securities, which present greater risk of loss of principal and interest than higher-rated securities. Below investment grade securities (that is, securities rated below the Baa/BBB categories) or, if unrated, that we determined to be of comparable credit quality are commonly referred to as “junk bonds.” Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

VI	Western Asset Municipal High Income Fund

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

Western Asset Municipal High Income Fund	VII

Portfolio at a glance† (unaudited)

Municipal High Income Portfolio

The Fund invests all of its investable assets in Municipal High Income Portfolio, the investment breakdown of which is shown below.

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of January 31, 2015 and July 31, 2014 and does not include derivatives such as futures contracts. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

Western Asset Municipal High Income Fund 2015 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (load) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2014 and held for the six months ended January 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During The Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During The Period[4]
Class A	4.83%	$1,000.00	$1,048.30	0.81%	$4.18	Class A	5.00%	$1,000.00	$1,021.12	0.81%	$4.13
Class C	4.55	1,000.00	1,045.50	1.38	7.11	Class C	5.00	1,000.00	1,018.25	1.38	7.02
Class I	4.93	1,000.00	1,049.30	0.65	3.36	Class I	5.00	1,000.00	1,021.93	0.65	3.31

2	Western Asset Municipal High Income Fund 2015 Semi-Annual Report

[1]	For the six months ended January 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Includes the Fund’s share of Municipal High Income Portfolio’s allocated expenses.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Municipal High Income Fund 2015 Annual Report	3

Spread duration (unaudited)

Economic exposure — January 31, 2015

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays Municipal Bond Index
Muni High Income	— Municipal High Income Portfolio

4	Western Asset Municipal High Income Fund 2015 Annual Report

Effective duration (unaudited)

Interest rate exposure — January 31, 2015

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays Municipal Bond Index
Muni High Income	— Municipal High Income Portfolio

Western Asset Municipal High Income Fund 2015 Annual Report	5

Statement of assets and liabilities (unaudited)

January 31, 2015

Assets:
Investment in Municipal High Income Portfolio, at value	$788,490,131
Receivable for Fund shares sold	1,578,322
Prepaid expenses	44,020
Total Assets	790,112,473

Liabilities:
Payable for Fund shares repurchased	1,979,771
Distributions payable	774,400
Investment management fee payable	347,516
Service and/or distribution fees payable	118,849
Trustees’ fees payable	3,957
Accrued expenses	228,012
Total Liabilities	3,452,505
Total Net Assets	$786,659,968

Net Assets:
Par value (Note 5)	$534
Paid-in capital in excess of par value	780,099,809
Undistributed net investment income	697,273
Accumulated net realized loss on investments and futures contracts allocated from Municipal High Income Portfolio	(66,537,304)
Net unrealized appreciation on investments and futures contracts allocated from Municipal High Income Portfolio	72,399,656
Total Net Assets	$786,659,968

Shares Outstanding:
Class A	23,317,497
Class C	8,668,447
Class I	21,444,900

Net Asset Value:
Class A (and redemption price)	$14.77
Class C*	$14.69
Class I (and redemption price)	$14.69
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$15.43

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

6	Western Asset Municipal High Income Fund 2015 Annual Report

Statement of operations (unaudited)

For the Six Months Ended January 31, 2015

Investment Income:
Income from Municipal High Income Portfolio	$19,700,210
Allocated expenses from Municipal High Income Portfolio	(89,000)
Total Investment Income	19,611,210

Expenses:
Investment management fee (Note 2)	2,122,787
Service and/or distribution fees (Notes 2 and 3)	707,193
Transfer agent fees (Note 3)	310,497
Registration fees	46,290
Shareholder reports	20,105
Legal fees	16,518
Audit and tax fees	14,697
Insurance	6,910
Trustees’ fees	5,766
Fund accounting fees	3,176
Miscellaneous expenses	3,274
Total Expenses	3,257,213
Less: Fee waivers and/or expense reimbursements (Notes 2 and 3)	(82,233)
Net Expenses	3,174,980
Net Investment Income	16,436,230
Net Realized Loss on Investments from Municipal High Income Portfolio	(737,719)
Change in Net Unrealized Appreciation from Investments in Municipal High Income Portfolio	20,408,408
Increase in Net Assets from Operations	$36,106,919

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2015 Semi-Annual Report	7

Statements of changes in net assets

For the Six Months Ended January 31, 2015 (unaudited) and the Year Ended July 31, 2014	2015	2014

Operations:
Net investment income	$16,436,230	$35,059,849
Net realized loss	(737,719)	(32,758,018)
Change in net unrealized appreciation (depreciation)	20,408,408	46,674,092
Increase in Net Assets from Operations	36,106,919	48,975,923

Distributions to Shareholders From (Notes 1 and 4):
Net investment income	(17,199,147)	(34,218,393)
Decrease in Net Assets from Distributions to Shareholders	(17,199,147)	(34,218,393)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	125,359,161	279,565,074
Reinvestment of distributions	12,215,539	25,193,732
Cost of shares repurchased	(119,358,668)	(452,658,489)
Increase (Decrease) in Net Assets from Fund Share Transactions	18,216,032	(147,899,683)
Increase (Decrease) in Net Assets	37,123,804	(133,142,153)

Net Assets:
Beginning of period	749,536,164	882,678,317
End of period*	$786,659,968	$749,536,164
*Includes undistributed net investment income of:	$697,273	$1,460,190

See Notes to Financial Statements.

8	Western Asset Municipal High Income Fund 2015 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class A Shares[1]	2015[2]	2014	2013[3]	2012	2011	2010

Net asset value, beginning of period	$14.41	$14.05	$14.99	$13.63	$13.87	$12.85

Income (loss) from operations:
Net investment income	0.32	0.65	0.63	0.69	0.73	0.74
Net realized and unrealized gain (loss)	0.37	0.35	(0.94)	1.36	(0.24)	1.02
Total income (loss) from operations	0.69	1.00	(0.31)	2.05	0.49	1.76

Less distributions from:
Net investment income	(0.33)	(0.64)	(0.63)	(0.69)	(0.73)	(0.74)
Total distributions	(0.33)	(0.64)	(0.63)	(0.69)	(0.73)	(0.74)

Net asset value, end of period	$14.77	$14.41	$14.05	$14.99	$13.63	$13.87
Total return[4]	4.83%	7.33%	(2.28)%	15.37%	3.69%	13.92%

Net assets, end of period (millions)	$345	$375	$531	$593	$461	$640

Ratios to average net assets:
Gross expenses	0.81%[5,6]	0.81%[6]	0.80%[6]	0.78%	0.78%	0.77%
Net expenses	0.81 [5,6]	0.81 [6]	0.80 [6,7]	0.78 [7]	0.78 [7]	0.77 [7]
Net investment income	4.29 [5]	4.68	4.17	4.82	5.39	5.41

Portfolio turnover rate	4%[8]	12%[8]	33%[8]	8%	24%	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2015 (unaudited).

[3]

On November 29, 2012, Western Asset Municipal High Income Fund began investing, as a feeder fund, in Municipal High Income Portfolio. Expense ratios disclosed prior to July 31, 2013 are for the Western Asset Municipal High Income Fund as a stand-alone fund.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Includes the Fund’s share of Municipal High Income Portfolio’s allocated expenses.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Represents the Portfolio turnover rate of the Municipal High Income Portfolio.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2015 Semi-Annual Report	9

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C Shares[1]	2015[2]	2014	2013[3]	2012	2011	2010

Net asset value, beginning of period	$14.33	$13.97	$14.91	$13.55	$13.80	$12.78

Income (loss) from operations:
Net investment income	0.27	0.57	0.54	0.61	0.65	0.66
Net realized and unrealized gain (loss)	0.38	0.34	(0.94)	1.35	(0.25)	1.02
Total income (loss) from operations	0.65	0.91	(0.40)	1.96	0.40	1.68

Less distributions from:
Net investment income	(0.29)	(0.55)	(0.54)	(0.60)	(0.65)	(0.66)
Total distributions	(0.29)	(0.55)	(0.54)	(0.60)	(0.65)	(0.66)

Net asset value, end of period	$14.69	$14.33	$13.97	$14.91	$13.55	$13.80
Total return[4]	4.55%	6.74%	(2.87)%	14.79%	3.02%	13.30%

Net assets, end of period (millions)	$127	$124	$146	$162	$133	$137

Ratios to average net assets:
Gross expenses	1.38%[5,6]	1.38%[6]	1.37%[6]	1.34%	1.35%	1.34%
Net expenses	1.38 [5,6]	1.38 [6]	1.37 [6,7]	1.34 [7]	1.35 [7]	1.34 [7]
Net investment income	3.72 [5]	4.11	3.61	4.26	4.83	4.84

Portfolio turnover rate	4%[8]	12%[8]	33%[8]	8%	24%	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2015 (unaudited).

[3]

On November 29, 2012, Western Asset Municipal High Income Fund began investing, as a feeder fund, in Municipal High Income Portfolio. Expense ratios disclosed prior to July 31, 2013 are for the Western Asset Municipal High Income Fund as a stand-alone fund.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Includes the Fund’s share of Municipal High Income Portfolio’s allocated expenses.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Represents the Portfolio turnover rate of the Municipal High Income Portfolio.

See Notes to Financial Statements.

10	Western Asset Municipal High Income Fund 2015 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class I Shares[1]	2015[2]	2014	2013[3]	2012	2011	2010

Net asset value, beginning of period	$14.33	$13.97	$14.91	$13.55	$13.80	$12.79

Income (loss) from operations:
Net investment income	0.33	0.67	0.65	0.70	0.74	0.75
Net realized and unrealized gain (loss)	0.37	0.34	(0.94)	1.36	(0.25)	1.01
Total income (loss) from operations	0.70	1.01	(0.29)	2.06	0.49	1.76

Less distributions from:
Net investment income	(0.34)	(0.65)	(0.65)	(0.70)	(0.74)	(0.75)
Total distributions	(0.34)	(0.65)	(0.65)	(0.70)	(0.74)	(0.75)

Net asset value, end of period	$14.69	$14.33	$13.97	$14.91	$13.55	$13.80
Total return[4]	4.93%	7.52%	(2.17)%	15.59%	3.76%	13.99%

Net assets, end of period (000s)	$315	$251	$199	$224	$107	$52

Ratios to average net assets:
Gross expenses	0.71%[5,6]	0.72%[6]	0.73%[6]	0.71%	0.65%	0.64%
Net expenses[7,8]	0.65 [5,6]	0.65 [6]	0.65 [6,9]	0.64 [9]	0.64 [9]	0.64 [9]
Net investment income	4.46 [5]	4.84	4.32	4.95	5.58	5.52

Portfolio turnover rate	4%[10]	12%[10]	33%[10]	8%	24%	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2015 (unaudited).

[3]

On November 29, 2012, Western Asset Municipal High Income Fund began investing, as a feeder fund, in Municipal High Income Portfolio. Expense ratios disclosed prior to July 31, 2013 are for the Western Asset Municipal High Income Fund as a stand-alone fund.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Includes the Fund’s share of Municipal High Income Portfolio’s allocated expenses.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Represents the Portfolio turnover rate of the Municipal High Income Portfolio.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2015 Semi-Annual Report	11

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Municipal High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in Municipal High Income Portfolio (the “Portfolio”), a separate investment series of Master Portfolio Trust, that has the same investment objective as the Fund.

The financial statements of the Portfolio including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The Fund records its investment in the Portfolio at value. The value of such investment in the Portfolio reflects the Fund’s proportionate interest (99.98% at January 31, 2015) in the net assets of the Portfolio.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The disclosure and valuation of securities held by the Portfolio are discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income. The Fund records daily its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses. The Fund also pays certain other expenses which can be directly attributed to the Fund.

(c) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

12	Western Asset Municipal High Income Fund 2015 Semi-Annual Report

(e) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of January 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(f) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s and the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s and the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

During the six months ended January 31, 2015, fees waived and/or expenses reimbursed amounted to $82,233.

Western Asset Municipal High Income Fund 2015 Semi-Annual Report	13

Notes to financial statements (unaudited) (cont’d)

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2015, LMIS and its affiliates retained sales charges of $14,101 on sales of the Fund’s Class A shares. In addition, for the six months ended January 31, 2015, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$3,501	$1,821

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of January 31, 2015, the Fund had accrued $1,893 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder service and distribution plan and under that plan the Fund pays a service fee with respect to its Class A and Class C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at an annual rate of 0.55% of the average daily net assets. Service and distribution fees are accrued daily and paid monthly.

14	Western Asset Municipal High Income Fund 2015 Semi-Annual Report

For the six months ended January 31, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$267,095	$109,582
Class C	440,098	51,359
Class I	—	149,556
Total	$707,193	$310,497

For the six months ended January 31, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class C	—
Class I	$82,233
Total	$82,233

4. Distributions to shareholders by class

	Six Months Ended January 31, 2015	Year Ended July 31, 2014
Net Investment Income:
Class A	$7,987,148	$19,733,297
Class B†	—	159,753
Class C	2,461,418	5,008,040
Class I	6,750,581	9,317,303
Total	$17,199,147	$34,218,393

†	On March 14, 2014, the Fund converted its Class B shares into Class A shares.

5. Shares of beneficial interest

At January 31, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Western Asset Municipal High Income Fund 2015 Semi-Annual Report	15

Notes to financial statements (unaudited) (cont’d)

Transactions in shares of each class were as follows:

	Six Months Ended January 31, 2015		Year Ended July 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,180,644	$31,842,447	7,975,668	$110,583,702
Shares issued on reinvestment	477,394	6,977,316	1,272,772	17,714,994
Shares repurchased	(5,395,883)	(78,567,015)	(21,015,030)	(291,287,908)
Net decrease	(2,737,845)	$(39,747,252)	(11,766,590)	$(162,989,212)

Class B†
Shares sold	—	—	2,583	$35,140
Shares issued on reinvestment	—	—	9,557	130,408
Shares repurchased	—	—	(532,330)	(7,375,972)
Net decrease	—	—	(520,190)	$(7,210,424)

Class C
Shares sold	606,953	$8,815,132	1,314,360	$18,156,415
Shares issued on reinvestment	128,256	1,864,593	275,889	3,822,458
Shares repurchased	(684,521)	(9,935,121)	(3,384,864)	(46,386,593)
Net increase (decrease)	50,688	$744,604	(1,794,615)	$(24,407,720)

Class I
Shares sold	5,843,510	$84,701,582	10,882,610	$150,789,817
Shares issued on reinvestment	231,992	3,373,630	254,250	3,525,872
Shares repurchased	(2,123,756)	(30,856,532)	(7,867,553)	(107,608,016)
Net increase	3,951,746	$57,218,680	3,269,307	$46,707,673

†	On March 14, 2014, the Fund converted 440,090 Class B shares into 441,821 Class A shares, valued at $6,174,230. These amounts are reflected in Class A shares sold and Class B shares repurchased, respectively.

6. Capital loss carryforward

As of July 31, 2014, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
7/31/2016	$(3,351,932)
7/31/2017	(13,599,734)
7/31/2018	(15,039,977)
7/31/2019	(14,782,122)
$(46,773,765)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $19,847,949, which have no expiration date, must be used first to offset any such gains.

16	Western Asset Municipal High Income Fund 2015 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 10-11, 2014, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Municipal High Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The Board noted that the Fund is a “feeder fund” in a “master-feeder” structure, whereby, as a feeder fund, the Fund has the same investment objective and policies as the master fund, Municipal High Income Portfolio (the “Master Fund”), a series of Master Portfolio Trust, and invests substantially all of its assets in the Master Fund. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. The Independent Trustees considered the Management Agreement and the Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

Western Asset Municipal High Income Fund	17

Board approval of management and subadvisory agreements (unaudited) (cont’d)

In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and Sub-Advisory Agreement.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser, and of the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions at the Master Fund level. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an

18	Western Asset Municipal High Income Fund

independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as high yield municipal debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2014 was below the median and that its performance for the 10-year period ended June 30, 2014 was above the median. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the Fund’s expense information reflected both management fees and total expenses payable by the Fund as well as management fees and total expenses payable by the Master Fund. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for certain of the Fund’s share classes. The Board also noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund.

In addition, the Board received and considered information provided by Lipper comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

Western Asset Municipal High Income Fund	19

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board considered the overall management fee, Subadviser’s fees and the amount of the management fee retained by the Manager after payment of the subadvisory fee in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as high yield municipal debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current expense limitation applicable to certain of the Fund’s share classes is expected to continue through December 2016.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund and in providing services to the Master Fund in which the Fund invests. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed previously by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that although the Fund was not at the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered, the Fund’s Contractual Management Fee was approximately equivalent to the asset-weighted average of management fees paid by the other funds with the same Lipper investment classification/objective at all asset levels.

20	Western Asset Municipal High Income Fund

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Western Asset Municipal High Income Fund	21

Schedule of investments (unaudited)

January 31, 2015

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 94.7%
Alabama — 3.1%
Jefferson County, AL, Sewer Revenue	6.000%	10/1/42	$4,880,000	$5,535,238
Jefferson County, AL, Sewer Revenue:
AGM	5.500%	10/1/53	1,750,000	2,002,718	(a)
Convertible CAB	0.000%	10/1/50	11,020,000	7,160,796	(b)
Subordinated Lien Warrants	6.500%	10/1/53	8,250,000	9,636,742
Total Alabama				24,335,494
Arizona — 0.5%
University Medical Center Corp., AZ, Hospital Revenue	6.000%	7/1/24	1,250,000	1,450,200
University Medical Center Corp., AZ, Hospital Revenue	6.500%	7/1/39	2,000,000	2,346,520
Total Arizona				3,796,720
California — 11.8%
Alhambra, CA, Revenue:
Atherton Baptist Homes	7.500%	1/1/30	1,535,000	1,690,987
Atherton Baptist Homes	7.625%	1/1/40	1,500,000	1,647,540
Anaheim, CA, Public Financing Authority Lease Revenue	5.000%	5/1/46	2,000,000	2,313,680
California EFA Revenue:
College and University Financing Program	5.000%	2/1/15	1,355,000	1,355,000
College and University Financing Program	5.000%	2/1/15	315,000	315,000	(c)
California School Finance Authority, School Facilities Revenue:
KIPP LA Project	5.000%	7/1/34	600,000	635,532
KIPP LA Project	5.125%	7/1/44	750,000	792,082
California State PCFA, Water Furnishing Revenue	5.000%	11/21/45	7,500,000	8,233,500	(d)(e)
California State Public Works Board, Lease Revenue:
California State Prisons LA	5.000%	10/1/28	3,500,000	4,141,865
Various Capital Project	5.125%	10/1/31	2,000,000	2,344,200
California Statewide CDA Revenue:
American Baptist Homes of the West	2.100%	10/1/19	2,250,000	2,254,320
American Baptist Homes of the West	2.400%	10/1/20	1,250,000	1,252,400
Senior Living-Presbyterian Homes	4.750%	11/15/26	1,920,000	2,029,536	(e)
Senior Living-Presbyterian Homes	4.875%	11/15/36	6,000,000	6,086,940	(e)
California Statewide CDA, Senior Living Health Facility Revenue, Los Angeles Jewish Home Aging, Jewish Home Foundation	4.750%	8/1/20	4,000,000	4,028,960
California Statewide CDA, Student Housing Revenue:
Provident Group-Pomona Properties LLC	5.600%	1/15/36	3,110,000	3,171,796
Provident Group-Pomona Properties LLC	5.750%	1/15/45	2,230,000	2,238,385

See Notes to Financial Statements.

22	Municipal High Income Portfolio 2015 Semi-Annual Report

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Inland Valley, CA, Development Agency, Successor Agency Tax Allocation Revenue	5.000%	9/1/44	$2,140,000	$2,437,652
M-S-R Energy Authority, CA, Gas Revenue	7.000%	11/1/34	26,500,000	38,624,280
Redding, CA, RDA, Tax Allocation, Shastec Redevelopment Project	5.000%	9/1/36	1,250,000	1,250,300
Roseville, CA, Natural Gas Finance Authority Revenue	5.000%	2/15/27	5,000,000	5,805,950
Total California				92,649,905
Colorado — 4.2%
Colorado Educational & Cultural Facilities Authority Revenue, Cheyenne Mountain Charter Academy Foundation	5.375%	6/15/38	2,585,000	2,702,307
Colorado Health Facilities Authority Revenue, Christian Living Communities Project	5.750%	1/1/37	2,000,000	2,048,080
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.500%	11/15/38	17,500,000	24,714,725
Reata South Metropolitan District, CO, GO	7.250%	6/1/37	4,000,000	3,886,640
Total Colorado				33,351,752
Delaware — 1.4%
Delaware State EDA Revenue, Indian River Power LLC	5.375%	10/1/45	9,000,000	9,917,280
New Castle County, DE, Revenue, Newark Charter School Inc. Project	5.000%	9/1/36	1,000,000	1,022,610
Total Delaware				10,939,890
District of Columbia — 0.8%
District of Columbia Revenue:
Friendship Public Charter School Inc.	5.000%	6/1/32	2,130,000	2,316,524
Friendship Public Charter School Inc.	5.000%	6/1/42	1,250,000	1,323,725
KIPP Charter School	6.000%	7/1/33	1,000,000	1,183,100
KIPP Charter School	6.000%	7/1/43	1,450,000	1,684,494
Total District of Columbia				6,507,843
Florida — 2.5%
Bonnet Creek Resort Community Development District, Special Assessment	7.500%	5/1/34	555,000	555,272
Florida State Development Finance Corp., Senior Living Revenue, Tuscan Isle Obligated Group	7.000%	6/1/45	300,000	308,616
Martin County, FL, IDA Revenue, Indiantown Cogeneration LP Project	4.200%	12/15/25	3,500,000	3,615,290	(d)
Orange County, FL, IDA Revenue, Vitag Florida LLC Project	8.000%	7/1/36	1,200,000	1,239,852	(d)(e)
Palm Beach County, FL, Health Facilities Authority Revenue:
Sinai Residences Boca Raton Project	7.500%	6/1/49	1,600,000	1,845,728
Sinai Residences Boca Raton Project, Entrance Fee	6.000%	6/1/21	1,350,000	1,481,301

See Notes to Financial Statements.

Municipal High Income Portfolio 2015 Semi-Annual Report	23

Schedule of investments (unaudited) (cont’d)

January 31, 2015

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Reunion, FL, East Community Development District, Special Assessment	7.375%	5/1/33	$1,735,000	$1,739,962
Reunion, FL, East Community Development District, Special Assessment	7.375%	5/1/33	765,000	535,500	(f)
Seminole Tribe Florida Special Obligation Revenue	5.750%	10/1/22	5,000,000	5,499,300	(e)
Seminole Tribe Florida Special Obligation Revenue	5.250%	10/1/27	3,000,000	3,195,660	(e)
Total Florida				20,016,481
Georgia — 1.5%
Atlanta, GA, Development Authority Educational Facilities Revenue, Science Park LLC Project	5.000%	7/1/32	5,865,000	6,383,642
Franklin County, GA, Industrial Building Authority Revenue:
Emmanuel College Inc.	5.750%	11/1/25	1,000,000	857,130
Emmanuel College Inc.	6.000%	11/1/32	2,850,000	2,261,960
Emmanuel College Inc.	6.250%	11/1/43	3,000,000	2,220,360
Total Georgia				11,723,092
Hawaii — 1.2%
Hawaii State Department of Budget & Finance Special Purpose Revenue, Hawaiian Electric Co.	6.500%	7/1/39	8,000,000	9,404,400
Illinois — 4.7%
Chicago, IL, Metropolitan Water Reclamation District Greater Chicago, GO, Green Bond	5.000%	12/1/44	10,000,000	11,755,600
Chicago, IL, Motor Fuel Tax Revenue, AGM	5.000%	1/1/32	1,050,000	1,208,634
Illinois Development Finance Authority Revenue, Citgo Petroleum Corp. Project	8.000%	6/1/32	3,250,000	3,253,380	(d)
Illinois Finance Authority Revenue:
Park Place of Elmhurst	8.000%	5/15/30	5,000,000	3,512,400	(g)
Park Place of Elmhurst	8.125%	5/15/40	11,835,000	8,322,845	(g)
Refunding, Chicago Charter School Project	5.000%	12/1/36	3,000,000	3,019,020
Refunding, OSF Healthcare System	5.750%	11/15/37	2,500,000	2,803,525
Illinois State Finance Authority Revenue, Franciscan Communities Inc.	5.125%	5/15/43	2,700,000	2,802,168
Total Illinois				36,677,572
Indiana — 1.8%
Indiana State Finance Authority Revenue, Educational Facilities, Marian University Project	6.375%	9/15/41	10,000,000	11,201,200
Valparaiso, IN, Exempt Facilities Revenue, Pratt Paper LLC Project	7.000%	1/1/44	1,000,000	1,240,730	(d)
Vanderburgh County, IN, Redevelopment Commission, Redevelopment District Tax Increment Revenue	5.250%	2/1/31	1,400,000	1,503,068	(h)
Total Indiana				13,944,998

See Notes to Financial Statements.

24	Municipal High Income Portfolio 2015 Semi-Annual Report

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Iowa — 2.3%
Iowa State Finance Authority Midwestern Disaster Area Revenue:
Iowa Fertilizer Co. Project	5.000%	12/1/19	$4,200,000	$4,500,384
Iowa Fertilizer Co. Project	5.250%	12/1/25	12,215,000	13,522,127
Total Iowa				18,022,511
Kentucky — 2.0%
Kentucky Economic Development Finance Authority Hospital Facilities Revenue, Owensboro Medical Health Systems	6.375%	6/1/40	11,500,000	13,384,160
Louisville & Jefferson County, KY, Metropolitan Government Health System Revenue, Norton Healthcare Inc.	5.250%	10/1/36	2,500,000	2,661,025
Total Kentucky				16,045,185
Louisiana — 0.3%
Epps, LA, COP	8.000%	6/1/18	775,000	155,000	(f)
Louisiana Local Government Environmental Facilities, CDA Revenue, Capital Project & Equipment Acquisition Program, ACA	6.550%	9/1/25	595,000	661,831
Louisiana Public Facilities Authority Revenue, Entergy Louisiana LLC Project	5.000%	6/1/30	1,535,000	1,590,091
Total Louisiana				2,406,922
Maryland — 6.3%
Maryland Industrial Development Financing Authority, EDR, Our Lady of Good Counsel School	6.000%	5/1/35	1,000,000	1,013,980	(h)
Maryland State EDC, EDR:
Term Project	5.750%	6/1/35	9,000,000	9,743,580
Transportation Facilities Project	5.750%	6/1/35	21,625,000	23,411,658
Maryland State EDC, Student Housing Revenue Bonds, University of Maryland, College Park Project	5.800%	6/1/38	5,000,000	5,290,050
Maryland State Health & Higher EFA Revenue, Mercy Medical Center	6.250%	7/1/31	9,000,000	10,375,920
Total Maryland				49,835,188
Massachusetts — 3.9%
Massachusetts State DFA Revenue, Tufts Medical Center Inc.	6.875%	1/1/41	4,000,000	4,804,560
Massachusetts State HEFA Revenue:
Massachusetts Eye & Ear Infirmary	5.375%	7/1/35	9,000,000	10,112,130
Suffolk University	5.750%	7/1/39	13,740,000	15,778,329	(h)
Total Massachusetts				30,695,019
Michigan — 3.3%
Michigan State Finance Authority Limited Obligation Revenue:
Higher Education, Thomas M Cooley Law School Project	6.000%	7/1/24	1,355,000	1,419,362	(e)
Higher Education, Thomas M Cooley Law School Project	6.750%	7/1/44	1,900,000	2,068,131	(e)

See Notes to Financial Statements.

Municipal High Income Portfolio 2015 Semi-Annual Report	25

Schedule of investments (unaudited) (cont’d)

January 31, 2015

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Michigan — continued
Michigan State Finance Authority Revenue:
Detroit School District	5.500%	6/1/21	$10,000,000	$11,594,100
Senior Lien Detroit Water & Sewer	5.000%	7/1/33	1,130,000	1,242,955
Senior Lien Detroit Water & Sewer	5.000%	7/1/44	1,180,000	1,254,965
Michigan State Strategic Fund Limited Obligation Revenue:
Evangelical Homes of Michigan	5.250%	6/1/32	1,000,000	1,065,560
Evangelical Homes of Michigan	5.500%	6/1/47	1,000,000	1,042,730
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.250%	9/1/39	4,000,000	5,059,520	(h)
Saline, MI, EDC. Revenue, Evangelical Homes of Michigan Project	5.500%	6/1/47	1,235,000	1,287,772
Total Michigan				26,035,095
Missouri — 1.4%
Missouri State HEFA Revenue:
Lutheran Senior Services	6.000%	2/1/41	2,000,000	2,314,920
Lutheran Senior Services	5.000%	2/1/44	2,450,000	2,658,544
Raytown, MO, Annual Appropriation Supported Tax:
Raytown Live Redevelopment Plan Project 1	5.000%	12/1/19	1,000,000	1,093,380
Raytown Live Redevelopment Plan Project 1	5.000%	12/1/20	1,555,000	1,699,833
St. Louis County, MO, IDA, Senior Living Facilities Revenue, Friendship Village of Sunset Hills	5.875%	9/1/43	3,000,000	3,482,790
Total Missouri				11,249,467
New Jersey — 6.7%
Gloucester County, NJ, PCFA Revenue, Keystone Urban Renewal, Logan Generating	5.000%	12/1/24	2,000,000	2,292,280	(d)
New Jersey EDA Revenue, Newark Downtown District Management Corp.	5.125%	6/15/27	400,000	412,128
New Jersey State EDA Revenue:
Continental Airlines Inc. Project	5.125%	9/15/23	8,000,000	8,722,240	(d)
Refunding	6.875%	1/1/37	10,965,000	11,133,970	(d)
Refunding, Gloucester Marine Project	6.625%	1/1/37	1,480,000	1,503,251
School Facilities Construction	1.620%	3/1/28	17,500,000	17,481,800	(b)
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.000%	12/1/44	2,780,000	2,943,075	(d)
Salem County, NJ, PCFA Revenue, Chambers Project	5.000%	12/1/23	7,000,000	8,040,690	(d)
Total New Jersey				52,529,434

See Notes to Financial Statements.

26	Municipal High Income Portfolio 2015 Semi-Annual Report

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
New Mexico — 0.3%
Otero County, NM:
COP, Jail Project Revenue	5.750%	4/1/18	$1,340,000	$1,297,160
COP, Jail Project Revenue	6.000%	4/1/23	500,000	459,070
COP, Jail Project Revenue	6.000%	4/1/28	500,000	418,035
Total New Mexico				2,174,265
New York — 5.7%
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	6.250%	7/15/40	21,870,000	26,364,504
Dutchess County, NY, Industrial Development Agency, Civic Facility Revenue, Refunding, Bard College	5.000%	8/1/46	2,500,000	2,540,925
Nassau County, NY, Industrial Development Agency, Continuing Care Retirement Community Revenue:
Amsterdam At Harborside	2.000%	1/1/49	648,226	51,858
Amsterdam At Harborside	6.700%	1/1/49	1,796,250	1,833,720
New York City, NY, IDA, Civic Facilities Revenue:
Amboy Properties Corp. Project	6.750%	6/1/20	1,720,000	1,720,241
Special Needs Facilities Pooled Program	8.125%	7/1/19	210,000	210,943
New York State Liberty Development Corp., Liberty Revenue:
3 World Trade Center LLC Project	5.375%	11/15/40	750,000	854,242	(e)
3 World Trade Center LLC Project	5.000%	11/15/44	2,740,000	2,936,896	(e)
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK International Air Terminal LLC	6.000%	12/1/36	7,000,000	8,378,860
Total New York				44,892,189
Ohio — 1.7%
Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project	7.500%	1/1/30	2,165,000	2,169,200
Lorain County, OH, Port Authority, Recovery Zone Facility Revenue, U.S. Steel Corp. Project	6.750%	12/1/40	5,000,000	5,738,600
Ohio State Water Development Authority, Environmental Improvement Revenue, U.S. Steel Corp. Project	6.600%	5/1/29	5,000,000	5,870,850
Total Ohio				13,778,650
Oklahoma — 1.1%
Tulsa County, OK, Industrial Authority, Senior Living Community Revenue:
Montereau Inc. Project	7.125%	11/1/30	1,000,000	1,115,340
Montereau Inc. Project	7.250%	11/1/40	7,000,000	7,789,180
Total Oklahoma				8,904,520

See Notes to Financial Statements.

Municipal High Income Portfolio 2015 Semi-Annual Report	27

Schedule of investments (unaudited) (cont’d)

January 31, 2015

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — 2.9%
Harrisburg, PA, University Revenue, Harrisburg University of Science and Technology	6.000%	9/1/36	$3,000,000	$1,447,380	(f)
Lackawanna County, PA, GO, AGC	6.000%	9/15/34	4,000,000	4,644,240
Pennsylvania Economic Development Financing Authority:
Sewer Sludge Disposal Revenue, Philadelphia Biosolids Facility	5.625%	1/1/19	1,420,000	1,555,354
Sewer Sludge Disposal Revenue, Philadelphia Biosolids Facility	6.250%	1/1/32	5,000,000	5,534,200
Solid Waste Disposal Revenue, Waste Management Inc. Project	5.100%	10/1/27	1,000,000	1,032,570	(d)
Pennsylvania HEFA Revenue, Shippensburg University	6.000%	10/1/31	3,500,000	4,006,555
Philadelphia, PA, Authority for IDR:
Discovery Charter School Inc. Project	6.250%	4/1/42	635,000	669,335
Performing Arts Charter School Project	6.000%	6/15/23	3,500,000	3,684,485	(e)
Total Pennsylvania				22,574,119
Puerto Rico — 1.7%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/41	11,250,000	7,920,900
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/43	8,500,000	5,691,260
Total Puerto Rico				13,612,160
Rhode Island — 0.1%
Central Falls, RI, Detention Facility Corp., Detention Facilities Revenue, Refunding	7.250%	7/15/35	980,000	441,000	(f)
South Carolina — 0.3%
Newberry County, SC, Special Source Revenue, Refunding J.F. Hawkins Nursing Home, Radian	5.000%	3/1/30	2,000,000	2,007,260	(h)
Tennessee — 0.1%
Shelby County, TN, Health Educational & Housing Facilities Board Revenue, Trezevant Manor Project	5.750%	9/1/37	1,000,000	1,016,630
Texas — 18.0%
Central Texas Regional Mobility Authority Revenue	5.750%	1/1/25	2,500,000	2,972,225
Central Texas Regional Mobility Authority Revenue:
Capital Appreciation	0.000%	1/1/36	2,800,000	1,152,732
Capital Appreciation	0.000%	1/1/38	2,000,000	749,620
Capital Appreciation	0.000%	1/1/40	2,200,000	747,692
Clifton, TX, Higher Education Finance Corp., Education Revenue	6.000%	12/1/30	1,120,000	1,308,720
Clifton, TX, Higher Education Finance Corp., Education Revenue	6.125%	12/1/40	4,000,000	4,610,200
Grand Parkway Transportation Corp., TX, System Toll Revenue, Convertible Cabs	0.000%	10/1/35	4,000,000	3,235,760	(b)
Gulf Coast, TX, IDA Revenue, Citgo Petroleum Corp. Project	4.875%	5/1/25	2,000,000	2,115,720	(d)

See Notes to Financial Statements.

28	Municipal High Income Portfolio 2015 Semi-Annual Report

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Memorial Hermann Healthcare System	0.920%	6/1/22	$5,635,000	$5,661,034	(b)
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Revenue, Baylor College of Medicine	5.625%	11/15/32	5,135,000	5,945,457
Houston, TX, Airport System Revenue:
Special Facilities, Continental Airlines Inc. Project	6.125%	7/15/27	6,645,000	6,675,368	(d)
Special Facilities, Continental Airlines Inc., Terminal Project	6.500%	7/15/30	6,500,000	7,657,650	(d)
Special Facilities, Continental Airlines Inc., Terminal Project	6.625%	7/15/38	5,000,000	5,907,350	(d)
Midlothian, TX, Development Authority, Tax Increment Contract Revenue, Refunding, Subordinated Lien	5.125%	11/15/26	840,000	858,211
New Hope Cultural Education Facilities Corp., TX, Student Housing Revenue, Collegiate Housing College Station LLC, Texas A&M University Project	5.000%	4/1/46	500,000	561,645
New Hope Cultural Education Facilities Finance Corp., TX, Student Housing Revenue, Collegiate Housing, Tarleton State University Project	5.000%	4/1/46	3,000,000	3,218,490
North Texas Tollway Authority Revenue	5.750%	1/1/33	10,000,000	11,117,200
North Texas Tollway Authority Revenue	6.250%	1/1/39	2,000,000	2,365,960
Port Corpus Christi, TX, Celanese Project	6.450%	11/1/30	1,995,000	2,000,566
San Leanna Educational Facilities Corp., Education Revenue:
Saint Edwards University Project	5.000%	6/1/20	1,000,000	1,079,420
Saint Edwards University Project	5.125%	6/1/22	2,000,000	2,142,180
Texas Midwest Public Facility Corp. Revenue, Secure Treatment Facility Project	9.000%	10/1/30	5,000,000	900,000	(f)
Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	6.250%	12/15/26	6,500,000	8,310,510
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, NTE Mobility Partners LLC	6.875%	12/31/39	28,000,000	33,353,600
Texas Private Activity Bond Surface Transportation Corp. Revenue, LBJ Infrastructure Group LLC	7.000%	6/30/40	16,460,000	19,978,654
Texas State Public Finance Authority, Charter School Finance Corp. Revenue, Cosmos Foundation Inc.	6.200%	2/15/40	4,000,000	4,791,720
Texas State Public Finance Authority, Charter School Finance Corp. Revenue:
Cosmos Foundation Inc.	6.000%	2/15/30	1,000,000	1,191,050
Uplift Education	5.875%	12/1/36	1,000,000	1,100,670
Willacy County, TX, PFC Project Revenue, County Jail	7.500%	11/1/25	525,000	529,909
Total Texas				142,239,313
U.S. Virgin Islands — 1.1%
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	6.750%	10/1/37	7,500,000	8,778,075

See Notes to Financial Statements.

Municipal High Income Portfolio 2015 Semi-Annual Report	29

Schedule of investments (unaudited) (cont’d)

January 31, 2015

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Virginia — 1.7%
Virginia Beach, VA, Development Authority, MFH Revenue:
Residential Rental Hampton Project	7.500%	10/1/39	$2,240,000	$2,286,614	(d)
Residential Rental Mayfair Project	7.500%	10/1/39	2,245,000	2,292,235	(d)
Washington County, VA, IDA Hospital Facilities Revenue, Mountain States Health Alliance	7.750%	7/1/38	7,500,000	8,904,825
Total Virginia				13,483,674
Wisconsin — 0.3%
Wisconsin State HEFA Revenue, Aurora Health Care Inc.	5.625%	4/15/39	2,000,000	2,359,380
Total Investments before Short-Term Investments (Cost — $671,580,575)				746,428,203
Short-Term Investments — 4.4%
California — 0.1%
California Statewide CDA, MFH Revenue, Phoenix Terrace Apartments, FNMA, LIQ-FNMA	0.030%	3/15/32	200,000	200,000	(d)(i)(j)
Irvine, CA, USD Special Tax Revenue, Community Facilities District No. 09-1, LOC-U.S. Bank N.A.	0.010%	9/1/54	900,000	900,000	(i)(j)
Total California				1,100,000
Colorado — 0.1%
Colorado Educational & Cultural Facilities Authority Revenue, Four Community Hillel House, National Jewish Federation, LOC-JPMorgan Chase	0.030%	5/1/38	550,000	550,000	(i)(j)
Florida — 0.0%
Miami-Dade County, FL, IDA, Professional Modification, AAR Aircraft Services Inc., LOC-Wells Fargo Bank N.A.	0.030%	8/1/18	300,000	300,000	(d)(i)(j)
Illinois — 0.2%
Illinois State Finance Authority Revenue, Northwestern Memorial Hospital-A-2	0.010%	8/15/42	1,500,000	1,500,000	(i)(j)
Illinois State Toll Highway Authority, Toll Highway Revenue, AGM, SPA-JPMorgan Chase	0.020%	1/1/31	300,000	300,000	(i)(j)
Total Illinois				1,800,000
Indiana — 0.1%
St. Joseph County, IN, Educational Facilities Revenue, University of Notre Dame Du Lac, LIQ-Northern Trust Co.	0.010%	3/1/40	700,000	700,000	(i)(j)
Massachusetts — 0.0%
Massachusetts State HEFA Revenue, Partners Healthcare Systems, SPA-JPMorgan Chase	0.010%	7/1/27	300,000	300,000	(i)(j)
Missouri — 0.2%
Missouri State HEFA Revenue, St. Louis University, SPA-U.S. Bank NA	0.010%	10/1/24	1,500,000	1,500,000	(i)(j)

See Notes to Financial Statements.

30	Municipal High Income Portfolio 2015 Semi-Annual Report

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Nevada — 0.1%
Las Vegas Valley, NV, Water District, GO, Water Improvement, SPA-Dexia Credit Local	0.120%	6/1/36	$445,000	$445,000	(i)(j)
New Hampshire — 0.0%
New Hampshire State Business Finance Authority, Lonza Biologies Inc. Project, LOC-Landesbank Hessen-Thuringen	0.130%	11/1/20	100,000	100,000	(d)(i)(j)
New Jersey — 0.1%
New Jersey State Health Care Facilities Financing Authority Revenue, Southern Ocean County Hospital, LOC- Wells Fargo Bank N.A.	0.010%	7/1/36	700,000	700,000	(i)(j)
New Mexico — 0.4%
University of New Mexico, NM, Subordinated Lien System, SPA-U.S. Bank NA	0.020%	6/1/30	3,000,000	3,000,000	(i)(j)
New York — 1.5%
New York City, NY, GO:
AGM, SPA-Dexia Credit Local	0.120%	11/1/26	175,000	175,000	(i)(j)
LIQ-Dexia Credit Local	0.110%	4/1/35	1,800,000	1,800,000	(i)(j)
SPA-Dexia Credit Local	0.120%	8/1/28	1,300,000	1,300,000	(i)(j)
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:
Second General Resolution, SPA-Dexia Credit Local	0.110%	6/15/32	4,300,000	4,300,000	(i)(j)
SPA-Dexia Credit Local	0.120%	6/15/32	1,200,000	1,200,000	(i)(j)
New York City, NY, TFA Revenue, New York City Recovery Project Revenue, Subordinated, LIQ-Dexia Credit Local	0.120%	11/1/22	3,000,000	3,000,000	(i)(j)
Total New York				11,775,000
North Carolina — 0.6%
Charlotte, NC, Water & Sewer System Revenue, SPA-Wells Fargo Bank N.A.	0.010%	7/1/27	2,700,000	2,700,000	(i)(j)
North Carolina Capital Facilities Finance Agency Revenue, Triangle Aquatic Center Project, LOC-Wells Fargo Bank N.A.	0.010%	8/1/28	1,300,000	1,300,000	(i)(j)
Raleigh, NC, COP, Downtown Improvement Project, SPA-Wells Fargo Bank N.A.	0.010%	2/1/34	960,000	960,000	(i)(j)
Total North Carolina				4,960,000
Ohio — 0.1%
Ohio State University Revenue	0.010%	12/1/34	800,000	800,000	(i)(j)
Pennsylvania — 0.5%
Bucks County, PA, St. Mary Hospital Authority, Catholic Health, SPA-Landesbank Hessen-Thurigen	0.030%	3/1/32	1,600,000	1,600,000	(i)(j)
Mercer County, PA, GO	0.060%	10/1/31	1,500,000	1,500,000	(i)(j)
Pennsylvania State Housing Finance Agency, Single-Family Mortgage Revenue	0.030%	4/1/26	1,200,000	1,200,000	(d)(i)(j)
Total Pennsylvania				4,300,000

See Notes to Financial Statements.

Municipal High Income Portfolio 2015 Semi-Annual Report	31

Schedule of investments (unaudited) (cont’d)

January 31, 2015

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Texas — 0.3%
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Methodist Hospital	0.030%	12/1/27	$100,000	$100,000	(i)(j)
Rockwall, TX, ISD, GO, School Building, PSFG, SPA-Dexia Credit Local	0.010%	8/1/37	2,000,000	2,000,000	(i)(j)
Total Texas				2,100,000
Vermont — 0.1%
Vermont State Housing Finance Agency Revenue	0.040%	5/1/33	400,000	400,000	(d)(i)(j)
Total Short-Term Investments (Cost — $34,830,000)				34,830,000
Total Investments — 99.1% (Cost — $706,410,575#)				781,258,203
Other Assets in Excess of Liabilities — 0.9%				7,400,566
Total Net Assets — 100.0%				$788,658,769

(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(f)	The coupon payment on these securities is currently in default as of January 31, 2015.
(g)	Illiquid security.

(h)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(i)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.
(j)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ACA	— American Capital Assurance — Insured Bonds
AGC	— Assured Guaranty Corporation — Insured Bonds
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
CAB	— Capital Appreciation Bonds
CDA	— Communities Development Authority
COP	— Certificates of Participation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDC	— Economic Development Corporation
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FNMA	— Federal National Mortgage Association

See Notes to Financial Statements.

32	Municipal High Income Portfolio 2015 Semi-Annual Report

Municipal High Income Portfolio

GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
ISD	— Independent School District
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFH	— Multi — Family Housing
PCFA	— Pollution Control Financing Authority
PFC	— Public Facilities Corporation
PSFG	— Permanent School Fund Guaranty
Radian	— Radian Asset Assurance — Insured Bonds
RDA	— Redevelopment Agency
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TFA	— Transitional Finance Authority
USD	— Unified School District

Ratings table (unaudited)*
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	2.2%
AA/Aa	2.6
A	21.0
BBB/Baa	47.1
BB/Ba	7.4
B/B	4.1
A-1/VMIG 1	4.5
NR***	11.1
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Portfolio will treat the security as being rated in the lowest rating category received from a NRSRO.

***	The credit quality of unrated investments is evaluated based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments.

See Notes to Financial Statements.

Municipal High Income Portfolio 2015 Semi-Annual Report	33

Statement of assets and liabilities (unaudited)

January 31, 2015

Assets:
Investments, at value (Cost — $706,410,575)	$781,258,203
Interest receivable	7,711,696
Receivable for securities sold	40,000
Total Assets	789,009,899

Liabilities:
Payable to broker — variation margin on open futures contracts	274,750
Due to custodian	20,177
Accrued expenses	56,203
Total Liabilities	351,130
Total Net Assets	$788,658,769

Represented by:
Paid-in-capital	$788,658,769

See Notes to Financial Statements.

34	Municipal High Income Portfolio 2015 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended January 31, 2015

Investment Income:
Interest	$19,704,670

Expenses:
Fund accounting fees	36,378
Audit and tax fees	24,199
Legal fees	16,960
Trustees’ fees	5,722
Custody fees	1,967
Miscellaneous expenses	3,794
Total Expenses	89,020
Net Investment Income	19,615,650

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	1,758,711
Futures contracts	(2,496,632)
Net Realized Loss	(737,921)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	22,483,316
Futures contracts	(2,070,208)
Change in Net Unrealized Appreciation (Depreciation)	20,413,108
Net Gain on Investments and Futures Contracts	19,675,187
Increase in Net Assets from Operations	$39,290,837

See Notes to Financial Statements.

Municipal High Income Portfolio 2015 Semi-Annual Report	35

Statements of changes in net assets

For the Six Months Ended January 31, 2015 (unaudited) and the Year Ended July 31, 2014	2015	2014

Operations:
Net investment income	$19,615,650	$41,445,187
Net realized loss	(737,921)	(32,765,855)
Change in net unrealized appreciation (depreciation)	20,413,108	46,686,471
Increase in Net Assets from Operations	39,290,837	55,365,803

Capital Transactions:
Proceeds from contributions	35,204,064	77,789,231
Value of withdrawals	(37,607,341)	(270,597,460)
Decrease in Net Assets from Capital Transactions	(2,403,277)	(192,808,229)
Increase (Decrease) in Net Assets	36,887,560	(137,442,426)

Net Assets:
Beginning of period	751,771,209	889,213,635
End of period	$788,658,769	$751,771,209

See Notes to Financial Statements.

36	Municipal High Income Portfolio 2015 Semi-Annual Report

Financial highlights

For the years ended July 31, unless otherwise noted:
	2015[1]	2014	2013[2]

Net assets, end of period (millions)	$789	$752	$889
Total return[3]	5.23%	8.12%	(1.50)%

Ratios to average net assets:
Gross expenses	0.02%[4]	0.02%	0.03%[4]
Net expenses[5]	0.02 [4]	0.02	0.03 [4]
Net investment income	5.07 [4]	5.44	4.94 [4]

Portfolio turnover rate	4%	12%	33%

[1]	For the six months ended January 31, 2015 (unaudited).

[2]	For the period November 29, 2012 (inception date) to July 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Municipal High Income Portfolio 2015 Semi-Annual Report	37

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Municipal High Income Portfolio (the “Portfolio”) is a diversified investment series of Master Portfolio Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At January 31, 2015, all investors in the Portfolio were funds advised or administered by the manager of the Portfolio and/or its affiliates.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the

38	Municipal High Income Portfolio 2015 Semi-Annual Report

Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among the market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Municipal High Income Portfolio 2015 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$746,428,203	—	$746,428,203
Short-term investments†	—	34,830,000	—	34,830,000
Total investments	—	$781,258,203	—	$781,258,203

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$2,438,270	—	—	$2,438,270

†	See Schedule of Investments for additional detailed categorizations.

(b) Method of allocation. Net investment income and net realized and unrealized gains and/or losses of the Portfolio are allocated pro rata, based on respective ownership interests, among investors in the Portfolio.

(c) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Credit and market risk. The Portfolio invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

40	Municipal High Income Portfolio 2015 Semi-Annual Report

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(g) Income taxes. The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of January 31, 2015, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio does not pay an investment management fee.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended January 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$28,500,915
Sales	26,254,475

Municipal High Income Portfolio 2015 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

At January 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$92,701,279
Gross unrealized depreciation	(17,853,651)
Net unrealized appreciation	$74,847,628

At January 31, 2015, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury Long-Term Bonds	314	3/15	$45,064,042	$47,502,312	$(2,438,270)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at January 31, 2015.

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$2,438,270

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the six months ended January 31, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(2,496,632)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(2,070,208)

42	Municipal High Income Portfolio 2015 Semi-Annual Report

During the six months ended January 31, 2015, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Futures contracts (to sell)	$38,417,866

The following table presents by financial instrument, the Portfolio’s derivative liabilities net of the related collateral pledged by the Portfolio at January 31, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3,4]	Net Amount
Futures contracts[5]	$274,750	$(274,750)	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	See the Schedule of Investments for securities pledged as collateral.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

Municipal High Income Portfolio 2015 Semi-Annual Report	43

Board approval of management and

subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Master Portfolio Trust (the “Trust”) held on November 10-11, 2014, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Municipal High Income Portfolio, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The Board noted that the Fund is a “master fund” in a “master-feeder” structure, whereby each feeder fund has the same investment objective and policies as the Fund and invests substantially all of its assets in the Fund. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility, including the following feeder funds in the Fund (each a “Feeder Fund”): Western Asset Municipal High Income SMASh Fund (“Municipal High Income SMASh”), a series of Legg Mason Partners Institutional Trust, and Western Asset Municipal High Income Fund (“Municipal High Income Fund”), a series of Legg Mason Partners Income Trust. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. The Independent Trustees considered the Management Agreement and the Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

44	Municipal High Income Portfolio

In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreement.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser, and of the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

In considering the performance of the Fund, the Board received and considered performance information for each Feeder Fund. For Municipal High Income Fund, the Board considered the performance of the Feeder Fund as well as for a group of funds (the “Performance

Municipal High Income Portfolio	45

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board noted that Municipal High Income SMASh was recently organized and had only a limited performance history. In addition, the Board considered that the Manager had indicated that given Municipal High Income SMASh’s unique fee structure it did not readily fit into any category of funds maintained by Lipper, and that, as a result, information comparing the Feeder Fund’s performance to its benchmark would be a better measure for evaluating the Feeder Fund’s performance.

The Board noted that the Feeder Funds’ performance was the same as the performance of the Fund (except for the effect of fees at the Feeder Fund level, if any), and therefore relevant to the Board’s consideration of the Fund’s performance. The Board was provided with a description of the methodology Lipper used to determine the similarity of Municipal High Income Fund with the funds included in its Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing Municipal High Income Fund’s performance against its benchmark and against its peers. In addition, the Board considered Municipal High Income Fund’s performance in light of overall financial market conditions.

The information comparing Municipal High Income Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as high yield municipal debt funds by Lipper, showed, among other data, that Municipal High Income Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2014 was below the median and that its performance for the 10-year period ended June 30, 2014 was above the median. The Board noted the explanations from the Manager and the Subadviser concerning Municipal High Income Fund’s relative performance versus the peer group for the various periods.

The Board noted that Municipal High Income SMASh’s performance for the 1-year period ended September 30, 2014 was above that of its benchmark.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered that the Fund is not expected to pay a management fee. The Board considered that the Feeder Funds’ assets would represent a significant portion of the Fund’s assets, and thus information about the fee arrangements and expenses of the Feeder Funds were relevant to their analysis. In this regard, the Board noted that the expense information provided for the Feeder Funds reflected both management fees and total expenses, as applicable, payable by the Feeder Funds as well as total expenses payable by the Fund. The Board noted that the Feeder Funds have entered into arrangements through which the Manager and/or its affiliates will be compensated by Municipal High Income Fund or, with respect to Municipal High Income SMASh, by sponsors of separately

46	Municipal High Income Portfolio

managed programs that will invest through Municipal High Income SMASh as further described below. The Board noted that the Manager considered this compensation to be sufficient.

The Board noted that it had previously reviewed information regarding fees charged by the Manager and the Subadviser to other U.S. clients investing primarily in an asset class similar to the asset class in which the Fund and the Feeder Funds were expected to invest, including, where applicable, separate accounts. In this regard, the Manager had reviewed with the Board the differences in the services provided to these different types of accounts, noting that the Fund would be provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager would coordinate and oversee the provision of services to the Fund by other Fund service providers. The Board considered the proposed contractual management fee arrangement in light of the differences required to manage these different types of accounts.

The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fee expected to be retained by the Manager after payment of the subadvisory fee with respect to Municipal High Income Fund. The Board noted that it had previously received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by Municipal High Income Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser to Municipal High Income Fund. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for certain of Municipal High Income Fund’s share classes. In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and Municipal High Income Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board considered that the compensation expected to be paid to the Subadviser would be paid by the Manager, not Municipal High Income Fund.

The information comparing Municipal High Income Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including Municipal High Income Fund) classified as high yield municipal debt funds and chosen by Lipper to be comparable to Municipal High Income Fund, showed that Municipal High Income Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that Municipal High Income Fund’s actual total expense ratio was below the median. The Board took into account management’s discussion of Municipal High Income Fund’s expenses. The Board

Municipal High Income Portfolio	47

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

also considered that the current expense limitation applicable to certain of Municipal High Income Fund’s share classes is expected to continue through December 2016.

The Board noted that Municipal High Income SMASh does not pay a management fee. The Board also recognized that the Manager had agreed to pay all operating expenses of Municipal High Income SMASh, including Municipal High Income SMASh’s allocated share of the fees and expenses of the underlying mutual fund through which it invests, except for interest, brokerage fees, taxes and extraordinary expenses of Municipal High Income SMASh or the underlying mutual fund and fees and expenses of any other acquired fund. The Board considered that this arrangement is expected to continue through December 2016. In addition, the Board recognized that shareholders of Municipal High Income SMASh are participants in separately managed account programs and pay fees to the program sponsors for the costs and expenses of the program, including fees for advice and portfolio execution. When a program participant, alone or with his or her program sponsor, elects to allocate assets to the investment strategy managed or advised by an affiliate of the Manager, that affiliate receives a fee from the program sponsor for managing or advising those assets, including assets that may be invested in Municipal High Income SMASh. In certain cases, a participant pays a fee for investment advice directly to an affiliate of the Manager in its capacity as adviser or subadviser to the participant’s account.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the fee and expense arrangements for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed previously by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board considered that Municipal High Income SMASh pays no management fees to the Manager. The Board noted that the Manager has agreed to pay all operating expenses of Municipal High Income SMASh, including Municipal High Income SMASh’s allocated share of the fees and expenses of the underlying mutual fund through which it invests, except for interest, brokerage fees, taxes and extraordinary expenses of Municipal High Income SMASh or the underlying mutual fund and fees and expenses of any other acquired fund.

48	Municipal High Income Portfolio

With respect to Municipal High Income Fund, the Board noted that the Contractual Management Fee includes breakpoints. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in Municipal High Income Fund’s asset levels. The Board noted that although Municipal High Income Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered, its Contractual Management Fee was approximately equivalent to the asset-weighted average of management fees paid by the other funds with the same Lipper investment classification/objective at all asset levels.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to the Feeder Funds’ shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Municipal High Income Portfolio	49

Western Asset

Municipal High Income Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Municipal High Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Municipal High Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Municipal High Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02173 3/15 SR15-2440

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	March 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	March 17, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	March 17, 2015